                                                                   EXHIBIT 10.6


                                    GUARANTY
                                    --------

                                                  Dated as of September 28, 1995

         DEFINITIONS:

         In this Guaranty the following terms shall have the following indicated meanings:

         1. Borrower: Lancetti Cosmetics Corporation, a Florida corporation

         2. Lender: First Union National Bank of Florida, a national banking association

         3. Guarantor: Jacques Cohen.

         4. Obligations: All indebtedness, liabilities, covenants, promises, agreements, terms, conditions and other obligations of every nature whatsoever (whether secured or unsecured) of the Borrower (including all indebtedness, obligations and liabilities of partnerships and joint ventures, created or arising while the Borrower may have been or may be a member thereof) to the Lender or any of Lender's affiliates and all renewals, modifications and extensions thereof howsoever, evidenced, whether now existing or hereafter created or arising, direct or indirect, absolute or contingent, joint or several, liquidated or unliquidated, matured or unmatured, and howsoever now or hereafter owned, held or acquired by Lender or any of Lender's affiliates, whether through discount, overdraft, purchase, direct loan or as collateral, or otherwise, including without limitation: (i) any letter of credit issued by Lender for the account of Borrower, (ii) all principal and interest, including, without limitation all interest accruing after a petition is filed in bankruptcy or similar proceedings, notwithstanding that Borrower's obligation to pay such interest may have ceased to exist by operation of law), (iii) all costs of collection, including reasonable attorneys' fees, paralegals' fees and legal assistants' fees whether incurred with collection, trial, appeal, bankruptcy proceedings or otherwise notwithstanding that Borrower's obligation to pay such fees may have ceased to exist by operation of law), (iv) all documentary stamp tax and intangible tax (including interest and penalties, if any) determined to be due in connection with any evidence of said indebtedness, obligations and liabilities, and (v) all other amounts which Borrower is obligated to pay Lender under any instruments evidencing, relating to or securing said indebtedness, obligations and liabilities or any part thereof.

                  CONSIDERATION:
                  --------------

         As a material inducement to the Lender to extend credit to the Borrower and because the Guarantor will benefit from any credit extended to Borrower, the Guarantor makes this Guaranty.

         TERMS, COVENANTS AND CONDITIONS
         -------------------------------

         1.       NATURE AND SCOPE OF GUARANTY.

                  1.1. The Guarantor irrevocably, absolutely and unconditionally guarantees to the Lender, the due and punctual payment and performance of the Obligations.

                  1.2. This Guaranty is an absolute and unconditional guaranty of payment and performance and not one of collection and all Obligations guaranteed hereby shall be conclusively presumed to have been created in reliance hereon.

                  1.3. Guarantor will make all payments hereunder in lawful money of the United States of America in immediately available funds without set-off or counterclaim.

                  1.4. Guarantor's liability hereunder shall remain unchanged irrespective of any invalidity, illegality or unenforceability of or any defense (whether arising by reason of disability, dissolution or liquidation of the Borrower, or lack of corporate or partnership power or authority of the Borrower, or otherwise) to the Obligations or any portion thereof, or of any security for the Obligations, or any portion thereof, it being understood and agreed that each Guarantor shall be and remain fully bound hereunder regardless of whether Borrower shall be found not liable on the Obligations or any other guarantor be relieved or released from liability for any reason whatsoever.

                  1.5. In case of the dissolution, liquidation or insolvency (howsoever evidenced) of the Borrower, or in case any bankruptcy, reorganization, debt arrangement, adjustment, composition, or other proceeding under any bankruptcy or insolvency law, or any dissolution, liquidation or receivership proceeding is instituted by or against the Borrower, or Borrower admits in writing its inability to pay its debts as they mature, all Obligations then existing shall at the option of the Lender, without notice to anyone, immediately become due and payable by the Guarantor.

                  1.6. Guarantor acknowledges that Lender has no obligations or duties to Guarantor under this Guaranty.

         2. DISCHARGE OF GUARANTOR. Guarantor shall be discharged from liability hereunder only upon the full payment and performance of the Obligations; provided, however, that if any sums paid to and applied by Lender toward the Obligations are thereafter required to be repaid to the Borrower or to any affiliate of Borrower, or to any trustee, receiver or other person, by reason of the application of the Bankruptcy Code, the Uniform Fraudulent Transfer Act or any other law relating to creditors' rights generally, then this Guaranty shall he reinstated, AB INITIO, as if such portion of the Obligations had never been paid.

         3. TERMINATION OF GUARANTY AS TO FUTURE OBLIGATIONS. This Guaranty can only be terminated by an instrument in writing (the "Notice of Termination") executed by Guarantor with the formalities of a deed, acceptable for recording in the State of Florida, making specific reference to this Guaranty and delivered to, received by and receipted for by Lender.

         4. ASSENT TO AGREEMENTS MADE BY BORROWER. Guarantor assents, without notice to Guarantor, to all terms and agreements heretofore or hereafter made by Borrower with Lender insofar as same may affect the Obligations.

         5. CONSENT TO LENDER'S ACTIONS OR INACTIONS REGARDING THE BORROWER,
THE GUARANTOR, AND THE COLLATERAL. Guarantor consents that Lender may at any time and from time to time, (whether before or after termination of this Guaranty in accordance with Section 3 hereof) before or after any default by the Borrower, with or without further notice to or assent from Guarantor:

                  5.1. Either with or without consideration to the Borrower, any guarantor, pledgor, or grantor of any collateral, exchange. release, surrender (in whole or in part), or fail to protect or to preserve the value of any collateral now or hereafter held as security for the Obligations, or waive, release, or subordinate any lien or security interest (in whole or in part) in or an any such collateral;

                  5.2. Waive or delay the exercise of any of its rights or remedies against the Borrower or any other person or entity, including, without limitation, any guarantor; notwithstanding any waiver or delay, the Lender shall not be precluded from further exercise of any of its rights, powers or privileges expressly provided for herein or otherwise available, it being understood that all such rights and remedies are cumulative;

                  5.3. Waive or extend the time of Borrower's performance of any and all terms, provisions and conditions set forth in any instrument or agreement evidencing or relating to the Obligations;

                  5.4. Release the Borrower or any other person or entity, including, without limitation, any guarantor, from all or any portion of the Obligations;

                  5.5. Proceed against the Guarantor without first proceeding against or joining the Borrower or any guarantor or any endorser of any note or other agreement evidencing the Obligations, or any property securing the payment or performance of the Obligations;

                  5.6. Renew, extend or modify the terms of the Obligations or any instrument or agreement evidencing or relating to the Obligations;

                  5.7. Apply payments by the Borrower, the Guarantor, or any other person or entity to the reduction of the Obligations in such manner and in such amounts and at such time or times and in such order and priority as Lender may see fit; and

                  5.8. Generally deal with the Borrower or any of the security for the Obligations or other person or party as the Lender may see fit.

The Guarantor shall remain bound under this Guaranty notwithstanding any such exchange, release, surrender, subordination, waiver (whether or not such waiver is oral or written), delay, proceeding, renewal, extension, modification, application, act or failure to act, or other dealing described in SUBSECTIONS
5.1 THROUGH 5.8, INCLUSIVE, above even though done without notice to or consent from the Guarantor.

         6. WAIVER OF NOTICE. Guarantor waives all notices whatsoever with respect to this Guaranty and with respect to the Obligations, including, but not limited to, notice of:

                  6.1. The Lender's acceptance of this Guaranty or its intention to act, or its action, in reliance hereon:

                  6.2. The extension of credit by Lender to Borrower:

                  6.3. Presentment and demand for payment of the Obligations or any portion thereof;

                  6.4. Protest and notice of dishonor or non-payment with respect to the Obligations or any portion thereof;

                  6.5. Any default by Borrower or any pledgor, grantor of security, or any guarantor, including the Guarantor;

                  6.6. Any other notices to which the Guarantor may otherwise be entitled; and

                  6.7. Any demand for payment under this Guaranty.

         7. WAIVER OF MARSHALLING, STATUTE OF LIMITATIONS AND WAGE EXEMPTION. Guarantor waives (i) any right or claim of right to cause a marshalling of any of the Borrower's assets or the assets of any other party now or hereafter held as security for the Obligations, (ii) the benefit of any statute of limitations affecting the liability of Guarantor hereunder, and (iii) any exemption of disposable earnings from attachment or garnishment under Florida Statutes ss. 222.11.

         8. SUBORDINATION.

                  8.1. All rights and claims of Guarantor (collectively the "Guarantor Claims') against Borrower or any of Borrower's property now or hereafter existing shall be subordinate and subject in right of payment to the prior payment in full of and the performance of all of the Obligations.

                  8.2. Until the Obligations have been paid and performed in full and Guarantor shall have performed all of Guarantor's obligations hereunder, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any payment upon the Guarantor Claims, nor seek to realize upon any collateral securing such Guarantor Claims. Notwithstanding the foregoing, if Guarantor should receive any such payment, Guarantor agrees to hold same in trust for Lender and agrees that Guarantor shall have absolutely no rights in or to or dominion over such payments except to pay them promptly to Lender, and Guarantor hereby covenants to do so.

         9. GRANT OF SECURITY INTEREST. To secure the prompt payment and performance of the Obligations, the Guarantor grants to Lender a continuing first lien security interest in the Guarantor Claims and in all property of the Guarantor delivered concurrently herewith or now, or at any time hereafter in the possession of the Lender, and all proceeds of all such property. The Guarantor agrees that the Lender shall have the rights and remedies of a secured party under the Uniform Commercial Code-Secured Transactions as adopted by the State of Florida with respect to all of the aforesaid property, including, without limitation, the right to sell or otherwise dispose of any or all of such property. The Lender may, without further notice to anyone, apply or set off any balances, credits, deposits, accounts, monies or other indebtedness at any time created by or due from the Lender to the Guarantor against the amounts due hereunder. Any notification of intended disposition of any property required by law shall be deemed reasonably and properly given if given at least five (5) calendar days before such disposition.

         10. SUBROGATION RIGHTS. Guarantor will not assert any right to which Guarantor may be or may become entitled, whether by subrogation, reimbursement, exoneration, contribution, indemnification or otherwise, against the Borrower or any other guarantor, or against any of their respective properties, by reason of the payment and performance by the Guarantor of its obligations under this Guaranty.

         11. REPRESENTATIONS AND WARRANTIES.

                  11.1. Guarantor represents and warrants to Lender that:

                           (a) The execution, delivery and performance by
Guarantor of this Guaranty, (i) does not require the approval of any governmental authority, whether federal, state, county, or municipal (collectively the "Governmental Authority"), and (iv) will not violate any law, order, regulation, authorization or similar matters (collectively the "Governmental Requirements"), any indenture, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor's property is bound, or be in conflict with, result in a breach of or constitute (with due notice or the lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Guarantor's property or assets, except as contemplated by the provisions of this Guaranty.

                           (b) This Guaranty when executed and delivered by
Guarantor will constitute the legal, valid and binding obligations of Guarantor enforceable in accordance with the terms hereof.

                           (c) There are no judgments outstanding against
Guarantor and there is no action, suit, proceeding, or investigation now pending (or to the best of Guarantor's knowledge after diligent inquiry threatened) against, involving or affecting Guarantor or any of Guarantor's properties or any part thereof, at law, in equity or before any Governmental Authority that if adversely determined as to Guarantor, would result in a material adverse change in the business or financial condition of Guarantor, or Guarantor's operation and ownership of any of its properties, nor is there any basis for such action, suit, proceeding, or investigation.

                           (d) All balance sheets, statements of profit and loss
and other financial data that have been given to Lender with respect to Guarantor, (i) are be complete and correct in all material respects; (ii) do accurately present the financial condition of Guarantor as of the dates, and the results of Guarantor's operations, for the periods for which the same have been and will be furnished; and (iii) have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered and to be covered thereby; all balance sheets disclose all known liabilities, direct and contingent, as of their respective dates; and there has been no change in the condition of the Guarantor, financial or otherwise, since the date of the most recent financial statements given to Lender with respect to Guarantor other than changes in the ordinary course of business, none of which changes have been materially adverse.

                           (e) Guarantor is not insolvent and will not be
rendered insolvent by the execution, delivery, payment and performance of this Guaranty.

                  11.2. Guarantor acknowledges that the Lender has relied upon the Guarantor's representations, has made no independent investigation of the truth thereof and is not charged with any knowledge contrary thereto that may have been received by any officer, director, employee, or shareholder of Lender. Guarantor further acknowledges that it has not been induced to execute and deliver this Guaranty as a result of, and is not relying upon, any representations, warranties, agreements, or conditions, whether express or implied, written or oral, by Lender or by any officer, director, employee, or shareholder of Lender.

         12. FINANCIAL STATEMENTS. Guarantor will furnish to Lender no later than forty-five (45) days after the end of each calendar year, personal financial statements of Guarantor prepared and certified in a manner satisfactory to Lender, all in such detail as Lender may reasonably require. Guarantor shall also furnish copies of his annual federal income tax returns within 1 5 days of their timely filing with the Internal Revenue Service.

         13. TRANSFER OF ASSETS. Until the Obligations have been paid and performed in full and Guarantor shall have performed all of Guarantor's obligations hereunder, Guarantor shall not, directly or indirectly, sell, convey, or transfer or permit to be sold, conveyed, or transferred any of Guarantor's assets to any party or entity to which Guarantor is related or in which Guarantor has an interest.

         14. MODIFICATION. No agreement unless in writing and signed by an authorized officer of Lender and no course of dealing between Guarantor and Lender shall be effective to change or modify or to discharge in whole or in part this Guaranty. No waiver of any rights or powers of Lender or consent by it shall be valid unless in writing signed by an authorized officer of Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         15. COST OF ENFORCEMENT. Guarantor agrees that, whenever an attorney is used to obtain payment or performance under or otherwise enforce this Guaranty or to enforce, declare, or adjudicate any rights or obligations under this Guaranty, whether by suit or any other manner whatsoever, reasonable attorneys' fees, paralegals' fees, legal assistants' fees and costs (whether incurred in collection, litigation, bankruptcy proceedings, appeals, or otherwise) shall be payable by Guarantor to Lender.

         16. SUBMISSION TO JURISDICTION. Guarantor irrevocably and unconditionally la) agrees that any suit, action, or other legal proceeding arising out of or relating to this Guaranty may be brought, at the option of the Lender, in a (;curt of record of the State of Florida in Broward County, in the United States District Court for the Southern District of Florida, or in any other court of competent jurisdiction; (b) consents to the jurisdiction of each such court in any such suit, action, or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action, or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on Guarantor by mail, addressed and mailed as provided in Section 17 hereof or in such other manner as may be provided under applicable laws or court rules in said State.

         17. NOTICE. All notices, demands, requests and other communications, if any, required under this Guaranty (except for the Notice of Termination) may be given orally (either in person or by telephone if confirmed in writing within three (3) days thereafter), by telex, telegram, or telecopy, or in writing delivered by hand or mail and shall be conclusively deemed to have been received if delivered or attempted to be delivered by United States first class mail, return receipt requested, postage prepaid, addressed to the party for whom it is intended at its address set forth below. Any party may designate a change of address by written notice to the other party, received by such other party at least ten (10) days before such change of address is to become effective. Guarantor's address for the purpose of this Section is:




                   -----------------------------------------
                   -----------------------------------------

Lender's address for the purpose of this Section is:

                                200 East Broward Boulevard
                                Fort Lauderdale, Florida 33301

                                Attn:  Mr. Steven J. Marsalona
                                       Vice President

This Guaranty does not require that Lender give Guarantor any notice, demand, or request and this Section shall not be construed to create such a requirement.

         18. CONFLICT OF LAW. This Guaranty shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida (excluding the principles thereof governing conflicts of law), and federal law, in the event federal law permits a higher rate of interest than Florida law.

         19. GENDER AND NUMBER. In this Guaranty, wherever the context so requires, the use of any gender shall include all other genders, and words in the singular shall include the plural and the plural shall include the singular.

         20. SUCCESSORS AND ASSIGNS. This Guaranty shall inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Guarantor and its respective heirs, personal representatives, successors and assigns.

         21. SAVINGS CLAUSE. If any provision or portion of this Guaranty is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Guaranty, and the remaining provisions and portions thereof shall continue in full force and effect.

         22. HEADINGS. The captions of Sections of this Guaranty are for convenient reference only, and shall not affect the construction or interpretation of any of the terms and provisions set forth in this Guaranty.

         23. JOINT AND SEVERAL LIABILITY. The liability of the Guarantor hereunder shall be joint and several with the Borrower and all other guarantors of the Obligations.

         24. WAIVER OF TRIAL BY JURY. LENDER AND GUARANTOR HEREBY KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS GUARANTY, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY AGREEMENT

CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ACCEPTING THIS GUARANTY FROM GUARANTOR AND FOR GUARANTOR GIVING THIS GUARANTY TO LENDER.

         IN WITNESS WHEREOF, the Guarantor intending to be legally bound hereby has duly executed and delivered this Guaranty on the ____ day of September, 1995.

Signed, sealed and delivered
in the presence of:


-------------------------------------------
Print Name:
           --------------------------------

-------------------------------------------      -------------------------------
                                                 JACQUES COHEN

Print Name:
           --------------------------------



                   (ACKNOWLEDGMENT APPEARS ON FOLLOWING PAGE)

         STATE OF FLORIDA           )
                                    )SS:
         COUNTY OF BROWARD          )

         The foregoing instrument was acknowledged before me this ____ day of September, 1995, by Jacques Cohen.

         Personally Known _______ OR Produced Identification ___________________

         Type of Identification Produced __________________________




                                 ------------------------------------------
                                 Print or Stamp Name:
                                                     ----------------------
                                 Notary Public, State of Florida at Large

                                 Commission No.:
                                                ---------------------------
                                 My Commission Expires:
                                                       --------------------

                             AFFIDAVIT OF GUARANTOR
                             ----------------------

         JACQUES COHEN (sometimes hereinafter referred to as "Affiant"), being first duly sworn, deposes and says:

         1. The undersigned is a shareholder of Lancetti Cosmetics Corporation, a Florida corporation (the "Borrower").

         2. To induce First Union National Bank of Florida, a national banking association (the "Lender") to make a $1,700,000.00 Revolving Loan and a $250,000.00 Term Loan (collectively, hereinafter referred to as the "Loan") to the Borrower, and because the undersigned will benefit from the Loan and from any credit extended to the Borrower, the undersigned has agreed to unconditionally and irrevocably guarantee the payment of the Loan and the payment of any and ail other indebtedness, obligations and liabilities of every kind and nature of Borrower to Lender.

         3. Prior to accepting the guarantee of the undersigned, the Lender required that the undersigned submit, and the undersigned has submitted, its financial statements to the Lender in order for the Lender to determine if the financial condition of the undersigned Is satisfactory to Lender.

         4. Affiant hereby represents and warrants to the Lender that, as of the date hereof, there has been no material adverse change in the financial condition of the undersigned as disclosed by the financial statements previously submitted to the Lender prior to the date hereof.

         5. That to the best of Affiant's knowledge there are no actions, suits or proceedings now pending (or to the best of Affiant's knowledge after diligent inquiry threatened) against, involving, or affecting the undersigned before any court or any governmental agency which may result in any material adverse change in the financial condition of the undersigned.

         6. This Affidavit is being made to induce the Lender to close and consummate the Loan, and Affiant hereby acknowledges that if any of the representations and warranties contained herein are hereafter determined to be incorrect or untrue, that Affiant shall be responsible for having made false representations to the Lender.


                                      ------------------------------------------
                                      JACQUES COHEN

STATE OF FLORIDA  )
                  )SS:
COUNTY OF BROWARD )

         The foregoing instrument was acknowledged before me this _____ day of September 1995, by Jacques Cohen.

         Personally Known ________ OR Produced Identification _______

         Type of Identification Produced _____________________



                                 ------------------------------------------
                                 Notary Public, State of Florida at Large

                                 Commission No.:
                                                ---------------------------
                                 My Commission Expires:
                                                       --------------------